                                                             EXHIBIT (a)(1)(iii)

Form W-9                                                      Give form to the
                                                              requester. Do not
(Rev. December 2000)                                          send to the IRS.

Department of the Treasury
Internal Revenue Service

                             Request For Taxpayer
                    Identification Number amd Certification

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Please print or type
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Name (See Specfic Instructions on page 2.)

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Business name, if different from above. (See Specfic Instructions on page 2.)

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Check appropriate box:          [ ] Individual/Sole proprietor  [ ] Corporation
                                [ ] Partnership                 [ ] Other
                                                                    |>  _______
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Address (number, street, and apt. or suite no.)

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City, state, and ZIP code

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Requester's name and address (optional)

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List account number(s) here (optional)

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Part I     Taxpayer Identification Number (TIN)
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Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 2. For other entities, it is your employer identification number (EIN). IF you do not have a number, see How to get a TIN on page 2.

NOTE: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

Social security number

[   -         -      ]

        or

Employer identification number

[  -                 ]

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Part II    FOR U.S. PAYEES EXEMPT FROM BACKUP WITHHOLDING (See the
           instructions on page 2.)
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  |>
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Part III   Certification
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Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notifed by the IRS that you are surrently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contribtions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
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Sign
Here    Signature of U.S person|>                       DATE |>
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Purpose of Form

A person who is required to file an information return with the IRS must get your correct tax payer identification number (TIN) to report,for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

   Use Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

   1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

   2. Certify you are not subject to backup withholding, or

   3. Claim exemption from backup withholding if you are a U.S. exempt payee.

   If you are a foreign person, use the appropriate Form W-8. See PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations.

NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

What is backup withholding? Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

   If you give the requestor your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payements you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

1.  You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part III instructions on page 2 for details),or

3.  The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return
(for reportable interest and dividends only).

5. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only).

   Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

Penalties

Failure to fusnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false inforamtion with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

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                                                         Form W-9 (Rev. 12-2000)
                                Cat. No. 10231X

Form W-9(Rev 12-2000)                                                     Page 2
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SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your Social Security card on the "Name" line. You may also enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

  LIMITED LIABILITY COMPANY (LLC). If you are a single member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-03, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

  OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX.

  If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either you SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are an LLC that is DISREGARDED AS AN ENTITY separate from its owner (see LIMITED LIABILITY COMPANY (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply, for an SSN, get FORM SS-5, Application for a Social Security Card from your local Social Security Administration office. Get FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-Form (1-800-829-3676) or from the IRSs Internet Web Site at www.irs.gov.

  If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate instructions for the Requestor of Form W-9.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester the appropriate completed FORM W-8.

PART III--CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part 1 should sign (when required).


  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED STATE TUITION PROGRAM PAYMENTS, IRA OR MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

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FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND SSN OF:
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1. Individual                     The individual

2. Two or more individuals        The actual owner of the
      (joint account)             account or, if combined
                                  funds, the first individual
                                  on the account/1/

3. Custodian account of           The minor/2/
   a minor (Uniform Gift
   to Minors Act)

4. a. The usual                   The grantor-trustee/1/
      revocable savings
      trust (grantor is
      also trustee)

   b. So-called trust             The actual owner/1/
      account that is not
      a legal or valid trust
      under state law

5. Sole proprietorship            The owner/3/

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FOR THIS TYPE OF ACCOUNT:        GIVE NAME AND EIN OF:
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6. Sole proprietorship            The owner/3/

7. A valid trust, estate or       Legal entity/4/
   pension trust

8. Corporate                      The corporation

9. Association, club,             The organization
   religious, charitable,
   educational, or other
   tax-exempt
   organization

10. Partnership                   The partnership

11. A broker or registered        The broker or nominee
    nominee

12. Account with the              The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district, or prison) that
    receives agricultural
    program payments

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/1/List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

/2/Circle the minor's name and furnish the minor's SSN.

/3/You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

/4/List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Instructions for the                           [LOGO] Department of the Treasury
Requester of Form W-9                                 Internal Revenue Service

(Rev. December 2000)

Request for Taxpayer Identification Number and Certification

Section references are to the Internal Revenue Code unless otherwise noted.
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These instructions are for the requester of Form W-9 and supplement the instructions on the Form W-9.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on the Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status.
Note: Beginning in 2001, use Form W-9 instead of Form 1078, Certificate of Alien Claiming Residence in the United States, for alien resident individuals from whom you are requesting a TIN, certifications, and claims for exemption. Any Forms 1078 you have on file expire after December 31, 2000.
   Advise foreign persons to use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for more information and a list of the W-8 forms.
   Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.
Electronic system. Generally, the electronic system must:
 . Ensure the information received is the information sent, and document all occasions of user access that result in the submission.
 . Make it reasonably certain the person accessing the system and submitting the form is the person identified on Form W-9.
 . Provide the same information as the paper Form W-9.
 . Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it.
 . Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

TIP For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

   Also, see Announcement 98-27, 1998-1 C.B. 865.

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number (SSN).
   However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.
   These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.
   You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly set forth (as shown on the official Form W-9) that:
   1. The payee's TIN is correct;
   2. The payee is not subject to backup withholding due to failure to report interest and dividend income; and
   3. The payee is a U.S. person.
   You may not:
   1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or
   2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

                                Cat. No. 20479P

   A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly set forth.
   If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as as described above and must appear immediately above the single signature line:
   "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."
   If you use a substitute form, you are encouraged (but not required) to provide Form W-9 instructions to the payee. The payee only needs to be instructed orally or in writing to strike out the language of the certification (Part III, item 2 (Form W-9)) that relates to payee underreporting, if the payee is subject to backup withholding due to notified payee underreporting.

TIN Applied For

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.
Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 31 percent of all reportable payments made to the account during the period.
Alternative rule. You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.
   Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.
   Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

CAUTION The 60-day exemption from backup withholding ! does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.
   Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

Payees Exempt From Backup Withholding

   Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:
   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
   2. The United States or any of its agencies or instrumentalities.
   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
   4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.
   5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:
   6. A corporation.
   7. A foreign central bank of issue.
   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
   9. A futures commission merchant registered with the Commodity Futures Trading Commission.
   10. A real estate investment trust.
   11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
   12. A common trust fund operated by a bank under section 584(a).
   13. A financial institution.
   14. A middleman known in the investment community as a nominee or custodian.
   15. A trust exempt from tax under section 664 or described in section 4947.

   The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.
Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.QS

   However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-Misc, Miscellaneous Income, are not exempt from backup withholding:
 . Medical and health care payments.
 . Attorneys' fees.
 . Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends.

 . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
States and that have at least one nonresident alien partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.
 . Section 404(k) distributions made by an ESOP.

Interest payments.
 . Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 . Payments described in section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Mortgage or student loan interest paid to you.

Other types of payments.
 . Wages.
 . Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.
 . Certain surrenders of life insurance contracts.
 . Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
 . Real estate transactions reportable under section 6045(e).
 . Cancelled debts reportable under section 6050P.
 . Distributions from a medical savings account and long-term care benefits.
 . Fish purchases for cash reportable under section 6050R.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:
   1. Every joint payee provides the statement regarding foreign status or
   2. Any one of the joint payees who has not established foreign status gives you a TIN.
   If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.
   For more information, see the Instructions for the Requester of Forms W-8BEN, W-8EIC, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line only the name of the payee whose TIN is shown on the information return. You may show the names of any other individual payees in the area below the first name line.
Sole proprietor. Enter the individual's name on the first name line. On the second name line, enter the business name or "doing business as (DBA)" if provided. You may not enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number (EIN) of the business. However, the IRS prefers that you show the SSN.
LLC. For an LLC that is disregarded as an entity separate from its owner, you must show the owner's name on the first name line. On the second name line, you may enter the LLC's name. Use the owner's TIN.

Additional Information

For more information on backup withholding, see
 . Pub. 1679, A Guide to Backup Withholding, or
 . Pub. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. See Pubs. 1679 and 1281 for copies of the two types of "B" notices.

Form W-8BEN                                                    OMB No. 1545-1621

(Rev. December 2000)

Department of the Treasury
Internal Revenue Service

                Certificate of Foreign Status of Beneficial Owner
                        for United States Tax Withholding

|> Section references are to the Internal Revenue Code.
|> See separate instructions.
|> Give this form to the withholding agent or payer. Do not send to the IRS.

Do not use this form for:                                                                                         Instead, use Form:
 . A U.S. citizen or other U.S. person, including a resident alien individual. . . . . . . . . . . . . . . . . . . . . . . . . . .W-9
 . A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .W-8ECI
 . A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions). . . .W-8ECI or W-8IMY
 . A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions). . . . . . . .W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
 . A person acting as an intermediary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . W-8IMY

Note: See instructions for additional exceptions.

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Part I  Identification of Beneficial Owner (See instructions.)
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  1 Name of individual or organization that is the beneficial owner                    2   Country of incorporation or organization

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  3 Type of beneficial owner:  [ ] Individual        [ ] Corporation   [ ] Disregarded entity   [ ] Partnership     [ ] Simple trust
    [ ] Grantor trust          [ ] Complex trust     [ ] Estate        [ ] Government           [ ] International organization
    [ ] Central bank of issue  [ ] Tax-exempt organization  [ ] Private foundation
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  4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

    City or town, state or province. Include postal code where  appropriate.                            Country (do not abbreviate)

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  5 Mailing address (if different from above)

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    City or town, state or province. Include postal code where appropriate.                             Country (do not abbreviate)

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  6 U.S. taxpayer identification number, if required (see instructions)          7 Foreign tax identifying number, if any (optional)
                                                     [ ] SSN or ITIN  [ ]EIN
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  8 Reference number(s) (see instructions)

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Part II  Claim of Tax Treaty Benefits (if applicable)
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  9 I certify that (check all that apply):

   a [ ] The beneficial owner is a resident of __________________ within the meaning of the income tax treaty between the United States and that country.

   b [ ] If required, the U.S. taxpayer identification number is stated on line
         6 (see instructions).

   c [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

   d [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

   e [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

   10 Special rates and conditions (if applicable--see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a ________% rate of withholding . on (specify type of income):____________________________________________________
   Explain the reasons the beneficial owner meets the terms of the treaty article:_____________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   Part III  Notional Principal Contracts
   _____________________________________________________________________________

   11 [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
   _____________________________________________________________________________
   Part IV  Certification
   _____________________________________________________________________________
   Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
   . I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
   . The beneficial owner is not a U.S. person, . The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
   . For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
   Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here |>____________________________________________________________________
            Signature of beneficial owner (or individual authorized to sign for beneficial owner)

            _________________           ________________________
            Date (MM-DD-YYYY)           Capacity in which acting

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For Paperwork Reduction Act Notice, see separate instructions.

Cat. No. 25047Z                                       Form W-8BEN (Rev. 12-2000)

Instructions for Form                          [LOGO] Department of the Treasury
W-8BEN                                                Internal Revenue Service

(Rev. December 2000)

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

Section references are to the Internal Revenue Code unless otherwise noted.

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General Instructions

Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.

Purpose of Form. Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of:

 . Interest (including certain original issue discount (OID));

 . Dividends;

 . Rents;

 . Royalties;

 . Premiums;

 . Annuities;

 . Compensation for, or in expectation of, services performed;

 . Substitute payments in a securities lending transaction; or

 . Other fixed or determinable annual or periodical gains, profits, or income.

   This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, or partnership, for the benefit of the beneficial owner.

   If you receive certain types of income, you must provide Form W-8BEN to:

 . Establish that you are a foreign person;

 . Claim that you are the beneficial owner of the income for which Form W-8BEN is being provided; and

 . If applicable, claim a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty.

   You may also be required to submit Form W-8BEN to claim an exception from domestic information reporting and backup withholding at a 31% rate, including for certain types of income that are not subject to foreign-person withholding. Such income includes:

 . Broker proceeds.

 . Short-term (183 days or less) original issue discount (OID).

 . Bank deposit interest.

 . Foreign source interest, dividends, rents, or royalties.

 . Proceeds from a wager placed by a nonresident alien individual in the games of blackjack, baccarat, craps, roulette, or "big 6" wheel.

   You may also use Form W-8BEN to certify that income from a notional principal contract is not effectively connected with the conduct of a trade or business in the United States.

   A withholding agent or payer of the income may rely on a properly completed Form W-8BEN to treat a payment associated with the Form W-8BEN as a payment to a foreign person who beneficially owns the amounts paid. If applicable, the withholding agent may rely on the Form W-8BEN to apply a reduced rate of withholding at source.

   Provide Form W-8BEN to the withholding agent or payer before income is paid or credited to you. Failure to provide a Form W-8BEN when requested may lead to withholding of a 30% or 31% amount from the payment.

Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Who must file. You must give Form W-8BEN to the withholding agent or payer if you are a foreign person and you are the beneficial owner of an amount subject to withholding. Submit Form W-8BEN when requested by the withholding agent or payer whether or not you are claiming a reduced rate of, or exemption from, withholding.

   Do not use Form W-8BEN if:

 . You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use Form W-9, Request for Taxpayer Identification Number and Certification.

 . You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide Form W-9.

 . You are a nonresident alien individual who claims exemption from withholding on compensation for independent or dependent personal services performed in the United States. Instead, provide Form 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or Form W-4, Employee's Withholding Allowance Certificate.

 . You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States. If any of the income for which you have provided a Form W-8BEN becomes effectively connected, this is a change in

                                Cat. No. 25576H
circumstances and Form W-8BEN is no longer valid. You must file Form W-8ECI. See Change in circumstances below.

 . You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide Form W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, you should use Form W-8BEN if you are claiming treaty benefits or are providing the form only to claim you are a foreign person exempt from backup withholding. You should use Form W-8ECI if you received effectively connected income (e.g., income from commercial activities).

 . You are a foreign flow-through entity, other than a hybrid entity, claiming treaty benefits. Instead, provide Form W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding. However, if you are a partner, beneficiary, or owner of a flow-through entity and you are not yourself a flow-through entity, you may be required to furnish a Form W-8BEN to the flow-through entity.

 . You are a reverse hybrid entity transmitting beneficial owner documentation provided by your interest holders to claim treaty benefits on their behalf. Instead, provide Form W-8IMY.

 . You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide Form W-8IMY.

 . You are acting as an intermediary (i.e., acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY.

Giving Form W-8BEN to the withholding agent. Do not send Form W-8BEN to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8BEN to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% (foreign-person withholding) or 31% (backup withholding) rate. If you receive more than one type of income from a single withholding agent for which you claim different benefits, the withholding agent may, at its option, require you to submit a Form W-8BEN for each different type of income. Generally, a separate Form W-8BEN must be given to each withholding agent.

Note: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.

Change in circumstances. If a change in circumstances makes any information on the Form W-8BEN you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you must file a new Form W-8BEN or other appropriate form.

   If you use Form W-8BEN to certify that you are a foreign person, a change of address to an address in the United States is a change in circumstances. Generally, a change of address within the same foreign country or to another foreign country is not a change in circumstances.
However, if you use Form W-8BEN to claim treaty benefits, a move to the United States or outside the country where you have been claiming treaty benefits is a change in circumstances. In that case, you must notify the withholding agent or payer within 30 days of the move.

   If you become a U.S. citizen or resident after you submit Form W-8BEN, you are no longer subject to the 30% foreign-person withholding rate. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. You may be required to provide a Form W-9. For more information, see Form W-9 and instructions.

Expiration of Form W-8BEN. Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8BEN signed on September 30, 2001, remains valid through December 31, 2004. A Form W-8BEN furnished with a U.S. TIN will remain in effect until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the Form W-8BEN. See Line 6 on page 4 for circumstances under which you must provide a U.S. TIN.

Definitions

Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

   Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (i.e., a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficiaries of a foreign grantor trust (i.e., a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (i.e., a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

   The beneficial owner of income paid to a foreign estate is the estate itself.

Note: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

Nonresident alien individual. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual. See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

Note: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (e.g., filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

Flow-through entity. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.

Hybrid entity. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid entity status is relevant for claiming treaty benefits. See Line 9c on page 4.

Reverse hybrid entity. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty. See Line 9c on page 4.

Fiscally transparent entity. An entity is treated as fiscally transparent with respect to an item of income for which treaty benefits are claimed to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity. For example, partnerships, common trust funds, and simple trusts or grantor trusts are generally considered to be fiscally transparent with respect to items of income received by them.

Disregarded entity. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

Amounts subject to withholding. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income. FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).

Withholding agent. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.

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Specific Instructions

Note: A hybrid entity should give Form W-8BEN to a withholding agent only for income for which it is claiming a reduced rate of withholding under an income tax treaty. A reverse hybrid entity should give Form W-8BEN to a withholding agent only for income for which no treaty benefit is being claimed.

Part I

Line 1. Enter your name. If you are a disregarded entity with a single owner who is a foreign person and you are not claiming treaty benefits as a hybrid entity, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of Part I of the form. However, if you are a disregarded entity that is claiming treaty benefits as a hybrid entity, this form should be completed and signed by you.

Line 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").

Line 3. Check the one box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (e.g., corporation, partnership, trust, estate, etc.) under U.S. tax principles. Do not check the box that describes your status under the law of the treaty country. If you are a partnership or disregarded entity receiving a payment for which treaty benefits are being claimed, you must check the "Partnership" or "Disregarded entity" box. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.

Caution: Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under an income tax treaty or some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.

Line 4. Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. If you are giving Form W-8BEN to claim a reduced rate of withholding under an income tax treaty, you must determine your residency in the manner required by the treaty. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

Line 5. Enter your mailing address only if it is different from the address you show on line 4.

Line 6. If you are an individual, you are generally required to enter your social security number (SSN). To apply for an SSN, get Form SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.

   If you do not have an SSN and are not eligible to get one, you must get an individual taxpayer identification number (ITIN). To apply for an ITIN, file Form W-7 with the IRS. It usually takes about 30 days to get an ITIN.

   If you are not an individual (e.g., a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use Form SS-4, Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity claiming treaty benefits as a hybrid entity, enter your EIN.

   You must provide a U.S. taxpayer identification number (TIN) if you are:

   1. Claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, or

   2. A foreign grantor trust with 5 or fewer grantors, or

   3. Claiming benefits under an income tax treaty.

   However, a U.S. TIN is not required to be shown in order to claim treaty benefits on the following items of income:

 . Dividends and interest from stocks and debt obligations that are actively traded;

 . Dividends from any redeemable security issued by an investment company registered under the Investment Company Act of 1940 (mutual fund);

 . Dividends, interest, or royalties from units of beneficial interest in a unit investment trust that are (or were upon issuance) publicly offered and are registered with the SEC under the Securities Act of 1933; and

 . Income related to loans of any of the above securities.

Note: You may want to obtain and provide a U.S. TIN on Form W-8BEN even though it is not required. A Form W-8BEN containing a U.S. TIN remains valid for as long as your status and the information relevant to the certifications you make on the form remain unchanged provided at least one payment is reported to you annually on Form 1042-S.

Line 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

Line 8. This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form.

Part II

Line 9a. Enter the country where you claim to be a resident for income tax treaty purposes. For treaty purposes, a person is a resident of a treaty country if the person is a resident of that country under the terms of the treaty.

Line 9b. If you are claiming benefits under an income tax treaty, you must have a U.S. TIN unless one of the exceptions listed under Line 6 above applies.

Line 9c. An entity (but not an individual) that is claiming a reduced rate of withholding under an income tax treaty must represent that it (1) derives the item of income for which the treaty benefit is claimed and (2) meets the limitation on benefits provisions contained in the treaty, if any.

   An item of income may be derived by either the entity receiving the item of income or by the interest holders in the entity or, in certain circumstances, both. An item of income paid to an entity is considered to be derived by the entity only if the entity is not fiscally transparent under the laws of the entity's jurisdiction with respect to the item of income. An item of income paid to an entity shall be considered to be derived by the interest holder in the entity only if (1) the interest holder is not fiscally transparent in its jurisdiction with respect to the item of income and
(2) the entity is considered to be fiscally transparent under the laws of the interest holder's jurisdiction with respect to the item of income. An item of income paid directly to a type of entity specifically identified in a treaty as a resident of a treaty jurisdiction is treated as derived by a resident of that treaty jurisdiction.

   If an entity is claiming treaty benefits on its own behalf, it should complete Form W-8BEN. If an interest holder in an entity that is considered fiscally transparent in the interest holder's jurisdiction is claiming a treaty benefit, the interest holder should complete Form W-8BEN on its own behalf and the fiscally transparent entity should associate the interest holder's Form W-8BEN with a Form W-8IMY completed by the entity.

Note: An income tax treaty may not apply to reduce the amount of any tax on an item of income received by an entity that is treated as a domestic corporation for U.S. tax purposes. Therefore, neither the domestic corporation nor its shareholders are entitled to the benefits of a reduction of U.S. income tax on an item of income received from U.S. sources by the corporation.

   To determine whether an entity meets the limitation on benefits provisions of a treaty, you must consult the specific provisions or articles under the treaties. Income tax treaties are available on the IRS Web Site at www.irs.gov/ind_info/treaties.html.

Note: If you are an entity that derives the income as a resident of a treaty country, you may check this box if the applicable income tax treaty does not contain a "limitation on benefits" provision.

Line 9d. Caution: If you are claiming treaty benefits under an income tax treaty entered into force after December 31, 1986, do not check box 9d. Instead, check box 9c.

   If you are a foreign corporation claiming treaty benefits under an income tax treaty that entered into force before January 1, 1987 (and has not been renegotiated) on (a) U.S. source dividends paid to you by another foreign corporation, or (b) U.S. source interest paid to you by a U.S. trade or business of another foreign corporation, you must generally be a "qualified resident" of a treaty country. See section 884 for the definition of interest paid by a U.S. trade or business of a foreign corporation ("branch interest") and other applicable rules.

   In general, a foreign corporation is a qualified resident of a country if one or more of the following applies:

 .  It meets a 50% ownership and base erosion test.

 . It is primarily and regularly traded on an established securities market in its country of residence or the United States.

 .  It carries on an active trade or business in its country of residence.

 .  It gets a ruling from the IRS that it is a qualified resident.

   See Regulations section 1.884-5 for the requirements that must be met to satisfy each of these tests.

Line 9e. Check this box if you are related to the withholding agent within the meaning of section 267(b) or 707(b) and the aggregate amount subject to withholding received during the calendar year exceeds $500,000. Additionally, you must file Form 8833, Treaty-Based Return Position Disclosure Under Section 6114 or 7701(b).

Line 10. Line 10 must be used only if you are claiming treaty benefits that require that you meet conditions not covered by the representations you make in lines 9a through 9e. However, this line should always be completed by foreign students and researchers claiming treaty benefits. See Scholarship and Fellowship Grants below for more information.

   Additional examples of persons who should complete this line are:

   1. Exempt organizations claiming treaty benefits under the exempt organization articles of the treaties with Canada, Mexico, Germany, and the Netherlands.

   2. Persons claiming an exemption under a personal services article that contains a monetary threshold.

   3. Foreign corporations that are claiming a preferential rate applicable to dividends based on ownership of a specific percentage of stock.

   4. Persons claiming treaty benefits on royalties if the treaty contains different withholding rates for different types of royalties.

   This line is generally not applicable to claiming treaty benefits under an interest or dividends (other than dividends subject to a preferential rate based on ownership) article of a treaty.

   Scholarship and Fellowship Grants. A nonresident alien student (including a trainee or business apprentice) or researcher who receives scholarship or fellowship grant income may use Form W-8BEN to claim benefits under a tax treaty that apply to reduce or eliminate U.S. tax on such income. No Form W-8BEN is required unless a treaty benefit is being claimed. A nonresident alien student or researcher who receives compensation for personal services should use Form 8233 to claim any benefits of a tax treaty that apply to such compensation if the compensation is included in, or is in addition to, the individual's scholarship or fellowship grant income.

   Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on income from a scholarship or fellowship grant. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for scholarship or fellowship grant income even after the recipient has otherwise become a U.S. resident alien for tax purposes. Thus, a student or researcher may continue to use Form W-8BEN to claim a tax treaty benefit if the withholding agent has otherwise indicated an intention to withhold on a scholarship or fellowship grant.

   Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty

(dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.

   Completing lines 4 and 9a. Most tax treaties that contain an article exempting scholarship or fellowship grant income from taxation require that the recipient be a resident of the other treaty country at the time of, or immediately prior to, entry into the United States. Thus, a student or researcher may claim the exemption even if he or she no longer has a permanent address in the other treaty country after entry into the United States. If this is the case, you may provide a U.S. address on line 4 and still be eligible for the exemption if all other conditions required by the tax treaty are met. You must also identify on line 9a the tax treaty country of which you were a resident at the time of, or immediately prior to, your entry into the United States.

   Completing line 10. You must complete line 10 if you are a student or researcher claiming an exemption from taxation on your scholarship or fellowship grant income under a tax treaty. You must identify the applicable treaty article. Additionally, if you are a U.S. resident alien and are relying on an exception contained in the saving clause of a tax treaty to claim exemption from taxation on your scholarship or fellowship income, you must specify the article number (or location) in the tax treaty that contains the saving clause and its exceptions.

Part III

If you check this box, you must provide the withholding agent with the required statement for income from a notional principal contract that is to be treated as income not effectively connected with the conduct of a trade or business in the United States. You should update this statement as often as necessary. A new Form W-8BEN is not required for each update provided the form otherwise remains valid.

Part IV

Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. Form 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.

Broker transactions or barter exchanges. Income from transactions with a broker, or barter exchanges, is subject to reporting rules and backup withholding unless Form W-8BEN or a substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person.

   You are an exempt foreign person for a calendar year in which: (1) you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust; (2) you are an individual who has not been, and does not plan to be, present in the United States for a total of 183 days or more during the calendar year; and (3) you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

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Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

   You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

   The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping, 5 hr., 58 min.; Learning about the law or the form, 3 hr., 46 min.; Preparing and sending the form to IRS, 4 hr., 2 min.

   If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8BEN to this office. Instead, give it to your withholding agent.

Form     W-8IMY           Certificate of Foreign Intermediary,     No. 1545-1621
(Rev. December 2000)   Foreign Flow-Through Entity, or Certain U.S.
                       Branches for United States Tax Withholding
Department of the    Section references are to the Internal Revenue Code.
Treasury           See separate instructions. Give this form to the withholding
Internal Revenue         agent or payer. Do not send to the IRS.
Service

Do not use this form for:                                     Instead, use Form:

 .    A beneficial owner solely claiming foreign status or
     treaty benefits                                                      W-8BEN

 .    A hybrid entity claiming treaty benefits on its own
     behalf                                                               W-8BEN

 .    A person claiming an exemption from U.S. withholding on
     income effectively connected with the conduct of a
     trade or business in the United States                               W-8ECI

 .    A disregarded entity. Instead, the single foreign owner
     should use                                                 W-8BEN or W-8ECI

 .    A foreign government, international organization,
     foreign central bank of issue, foreign tax-exempt
     organization, foreign private foundation, or government
     of a U.S. possession claiming the applicability of
     section(s) 115(2), 501(c), 892, 895, or 1443(b)                      W-8EXP

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Part I   Identification of Entity
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   1   Name of individual or organization that is   2  Country of incorporation
       acting as intermediary                          or organization

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   3   Type of entity--
       check the appropriate box:

       [ ] Qualified intermediary.            [ ] Withholding foreign trust.
           Complete Part II.                      Complete Part V.
       [ ] Nonqualified intermediary.         [ ] Nonwithholding foreign partnership.
           Complete Part III.                     Complete Part VI.
       [ ] U.S. branch.                       [ ] Nonwithholding foreign simple trust.
           Complete Part IV.                      Complete Part VI.
       [ ] Withholding foreign partnership.   [ ] Nonwithholding foreign grantor trust.
           Complete Part V.                       Complete Part VI.

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   4 Permanent residence address (street, apt. or suite no., or rural route). Do not use P.O. box.

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       City or town, state or province. Include postal           Country (do
       code where appropriate.                                   not abbreviate)

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   5   Mailing address (if different from above)

--------------------------------------------------------------------------------
       City or town, state or province. Include postal           Country (do
       code where appropriate.                                   not abbreviate)

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   6   U.S. taxpayer identification number (if         7 Foreign tax identifying
       required, see instructions)                       number, if any
                                                         (optional)
       [_] SSN or ITIN        [_] EIN       [_] QI-EIN
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   8   Reference number(s) (see instructions)

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Part II  Qualified Intermediary
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9a [_] (All qualified intermediaries check here) I certify that the entity identified in Part I:

          . Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form and

          . Has provided or will provide a withholding statement, as required.

 b [_] (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form
          ----------------------------------------------------------------------

 c [_] (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form
          ----------------------------------------------------------------------
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Part III Nonqualified Intermediary
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10a [_] (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

  b [_] (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.
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For Paperwork Reduction Act Notice, see separate instructions.

Cat. No. 25402Q                                       Form W-8IMY (Rev. 12-2000)

Form W-8IMY (Rev. 12-2000)                                                Page 2
Part IV  Certain United States Branches

Note: You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions).



11 [_] I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States.

Check box 12 or box 13, whichever applies:

12 [_] I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.

13 [_]    I certify that the entity identified in Part I:
          . Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment and
          . Has provided or will provide a withholding statement, as required.

Part V    Withholding Foreign Partnership or Withholding Foreign Trust

14 [_]    I certify that the entity identified in Part I:
          . Is a withholding foreign partnership or a withhholding foreign trust and
          . Has provided or will provide the withholding statement, as required.

Part VI   Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust

15 [_]    I certify that the entity identified in Part I:
          . Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States and
          . Has provided or will provide a withholding statement, as required.

Part VII  Certification
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.

Sign Here _______________________________________     _______________________
            Signature of authorized official             Date (MM-DD-YYYY)

Instructions for Form W-8IMY                          Department of the Treasury
(Rev. December 2000)                                  Internal Revenue Service

Certificate of Foreign Intermediary, Foreign
Flow-Through Entity, or Certain U.S. Branches for
United States Tax Withholding
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------

General Instructions
Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.
   Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of interest (including certain original issue discount (OID)), dividends, rent, premiums, annuities, compensation for, or in expectation of, services performed, or other fixed or determinable annual or periodical (FDAP) gains, profits, or income. This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, trustee, executor, or partnership, for the benefit of the beneficial owner.
Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY. Who must file. Form W-8IMY must be provided by:
 . A foreign person, or a foreign branch of a U.S. person, to establish that it is a qualified intermediary that is not acting for its own account, to represent that it has provided or will provide a withholding statement, as required, and, if applicable, to represent that it has assumed primary withholding responsibility under Chapter 3 of the Code and/or primary Form 1099 reporting and backup withholding responsibility.
 . A foreign person to establish that it is a nonqualified intermediary that is not acting for its own account, and, if applicable, that it is using the form to transmit withholding certificates and/or other documentary evidence and has provided, or will provide, a withholding statement as required. A U.S. person cannot be a nonqualified intermediary.
 . A U.S. branch of certain foreign banks or foreign insurance companies to represent that the income it receives is not effectively connected with the conduct of a trade or business within the United States and either (a) that it is using the form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with the Form W-8IMY or (b) that it is using the certificate to transmit the documentation of the persons for whom it receives a payment and has provided, or will provide, a withholding statement, as required.
 . A flow-through entity to represent that it is (a) a withholding foreign partnership or withholding foreign trust and will provide a withholding statement, as required or (b) a nonwithholding foreign partnership or nonwithholding foreign simple or grantor trust, the income which it receives is not effectively connected with a U.S. trade or business, and it has provided a withholding statement as required.
Note: Solely for purposes of providing this form, a reverse hybrid entity that is providing documentation on behalf of its interest holders to claim a reduced rate of withholding under a treaty is considered to be a nonqualified intermediary unless it has entered into a qualified intermediary agreement with the IRS.

   Provide Form W-8IMY to the withholding agent or payer before income is paid or credited to you on behalf of the beneficial owner. Failure to provide a Form W-8IMY or failure to provide necessary documentation and withholding statements to be associated with the form may lead to withholding of a 30% or 31% amount from the payment.
   Do not use Form W-8IMY if:
 . You are the beneficial owner of U.S. source income (other than income that is effectively connected with the conduct of a trade or business within the United States) and you need to establish that you are not a U.S. person.
Instead, submit Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding.
 . You are the beneficial owner of U.S. source income (other than income that is effectively connected with the conduct of a trade or business within the United States) and are claiming a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty. Instead, provide Form W-8BEN.
 . You are filing for a hybrid entity claiming treaty benefits on its own behalf, or you are filing for a reverse hybrid entity and are not claiming treaty benefits on behalf of its interest holders. Instead, provide Form W-8BEN.
 . You are the beneficial owner of income that is effectively connected with the conduct of a trade or business within the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From
Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States.
 . You are a nonresident alien individual who claims exemption from withholding on compensation for independent or certain dependent personal services performed in the United States. Instead, provide Form 8233, Exemption From Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or Form W-4, Employee's Withholding Allowance Certificate.

Cat. No. 25904R

 . You are filing for a disregarded entity (i.e., a business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner). Instead, provide Form W-8BEN or W-8ECI.
 . You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide Form W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, these entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim exempt recipient status for backup withholding purposes.
Giving Form W-8IMY to the withholding agent. Do not send Form W-8IMY to the IRS. Instead, give it to the person who is requesting it. Generally, this person will be the one from whom you receive the payment or who credits your account. Give Form W-8IMY to the person requesting it before income is paid to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% rate (foreign-person withholding) or 31% (backup withholding) rate. Generally, a separate Form W-8IMY must be submitted to each withholding agent.
Change in circumstances. If a change in circumstances makes any information on the Form W-8IMY (or any documentation or a withholding statement associated with the Form W-8IMY) you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the changes in circumstances and you must file a new Form W-8IMY or provide new documentation or a new withholding statement.
   You must update the information associated with Form W-8IMY as often as is necessary to enable the withholding agent to withhold at the appropriate rate on each payment and to report such income.
Expiration of Form W-8IMY. Generally, a Form W-8IMY remains valid until the status of the person whose name is on the certificate is changed in a way relevant to the certificate or circumstances change that make the information on the certificate no longer correct. The indefinite validity period does not extend, however, to any withholding certificates, documentary evidence, or withholding statements associated with the certificate.

Definitions

Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.
Intermediary. An intermediary is any person that acts as a custodian, broker, nominee, or otherwise as an agent for another person, regardless of whether that other person is the beneficial owner of the amount paid, a flow-through entity, or another intermediary.
   Qualified intermediary. A qualified intermediary is a person that is a party to a withholding agreement with the IRS and is:
 . A foreign financial institution or a foreign clearing organization (other than a U.S. branch or U.S. office of the institution or organization),
 . A foreign branch or office of a U.S. financial institution or a foreign branch or office of a U.S. clearing organization,
 . A foreign corporation for purposes of presenting claims of benefits under an income tax treaty on behalf of its shareholders, or
 . Any other person the IRS accepts as a qualified intermediary and who enters into a withholding agreement with the IRS.
   See Rev. Proc. 2000-12, 2000-4 I.R.B. 387, for procedures to apply to be a qualified intermediary.
   Nonqualified intermediary. A nonqualified intermediary is any intermediary that is not a U.S. person and that is not a qualified intermediary.
Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.
   Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (i.e., a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not itself a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficiaries of a foreign grantor trust (i.e., a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust.
The beneficial owner of income paid to a foreign complex trust (i.e., a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.
   The beneficial owner of income paid to a foreign estate is the estate itself. Flow-through entity. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see page 3) with respect to the payment by an interest holder's jurisdiction.
Withholding foreign partnership or withholding foreign trust. A withholding foreign partnership or withholding foreign trust is a foreign partnership or a foreign simple or grantor trust that has entered into a withholding agreement with the IRS in which it agrees to assume primary withholding responsibility for all payments that are made to it for its partners, beneficiaries, or owners.

Nonwithholding foreign partnership, simple trust, or grantor trust. A nonwithholding foreign partnership is any foreign partnership other than a withholding foreign partnership. A nonwithholding foreign simple trust is any foreign simple trust that is not a withholding foreign trust. A nonwithholding foreign grantor trust is any foreign grantor trust that is not a withholding foreign trust.
Hybrid entity. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid status is relevant for claiming treaty benefits. Reverse hybrid entity. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty.
Fiscally transparent entity. An entity is treated as fiscally transparent with respect to an item of income to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity.
Amounts subject to withholding. Generally, an amount subject to withholding is an amount from sources within the United States that is FDAP income. FDAP income is all income included in gross income, including interest (and original issue discount), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums). FDAP income also does not include items of U.S. source income that are excluded from gross income without regard to the U.S. or foreign status of the holder, such as interest under section 103(a).
Reportable amount. Solely for purposes of the statements required to be attached to Form W-8IMY, a reportable amount is an amount subject to withholding, U.S. source deposit interest (including original issue discount), and U.S. source interest or original issue discount on the redemption of short-term obligations. It does not include payments on deposits with banks and other financial institutions that remain on deposit for 2 weeks or less or amounts received from the sale or exchange (other than a redemption) of a short-term obligation that is effected outside the United States. It also does not include amounts of original issue discount arising from a sale and repurchase transaction completed within a period of 2 weeks or less, or amounts described in Regulations section 1.6049-5(b)(7), (10), or (11) (relating to certain obligations issued in bearer form). See the instructions for Forms 1042-S and 1099 to determine whether these amounts are also subject to information reporting.
Withholding agent. A withholding agent is any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.
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Specific Instructions

Part I
Line 1. Enter your name. By doing so, you are representing to the payer or withholding agent that you are not the beneficial owner of the amounts that will be paid to you.
Line 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter "N/A" (for "not applicable").
Line 3. Check the one box that applies. If you are a foreign partnership receiving the payment on behalf of your partners, check the "Withholding foreign partnership" box or the "Nonwithholding foreign partnership" box, whichever is appropriate. If you are a foreign simple trust or foreign grantor trust receiving the payment on behalf of your beneficiaries or owners, check the "Withholding foreign trust" box, the "Nonwithholding foreign simple trust" box, or the "Nonwithholding foreign grantor trust" box, whichever is appropriate. If you are a foreign partnership (or a foreign trust) receiving a payment on behalf of persons other than your partners (or beneficiaries or owners), check the "Qualified intermediary" box or the "Nonqualified intermediary" box, whichever is appropriate. A reverse hybrid entity that is providing documentation from its interest holders to claim a reduced rate of withholding under a treaty should check the "Nonqualified intermediary" box unless it has entered into a qualified intermediary agreement with the IRS. See

Parts II Through VI on page 4 if you are acting in more than one capacity.
Line 4. Your permanent residence address is the address in the country where you claim to be a resident. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office or, if you are an individual, where you normally reside.
Line 5. Enter your mailing address only if it is different from the address you show on line 4.
Line 6. You must provide an employer identification number (EIN) if you are a U.S. branch of a foreign bank or insurance company.
   If you are acting as a qualified intermediary or a withholding foreign partnership or a withholding foreign trust, you must use the EIN that was issued to you in such capacity (your "QI-EIN"). If you also act as a nonqualified intermediary with respect to other amounts subject to withholding, you must complete a separate Form W-8IMY for those amounts and use the EIN, if any, that is not your QI-EIN.
   A nonqualified intermediary, a nonwithholding foreign partnership, or a nonwithholding foreign simple or grantor trust is generally not required to provide a U.S. TIN. However, a nonwithholding foreign grantor trust with five or fewer grantors is required to provide an EIN.

Line 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here.
Line 8. This line may be used by the filer of Form W-8IMY or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, a withholding agent who is required to associate a particular Form W-8BEN with this Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear.

Parts II Through VI
You should complete only one part. If you are acting in multiple capacities, you must provide separate Forms W-8IMY for each capacity. For example, if you are acting as a qualified intermediary for one account, but a nonqualified intermediary for another account, you must provide one Form W-8IMY in your capacity as a qualified intermediary, and a separate Form W-8IMY in your capacity as a nonqualified intermediary.

Part II -- Qualified Intermediary
Check box 9a if you are a qualified intermediary (QI) (whether or not you assume primary withholding responsibility) for the income for which you are providing this form. By checking the box, you are certifying to all of the statements contained on line 9a.
   Check box 9b only if you have assumed primary withholding responsibility under Chapter 3 of the Code (nonresident alien withholding) with respect to the accounts identified on this line or in a withholding statement associated with this form.
   Check box 9c only if you have assumed primary Form 1099 reporting and backup withholding responsibility as authorized in a withholding agreement with the IRS with respect to the accounts identified on this line or in a withholding statement associated with this form.
   Although a QI obtains withholding certificates or appropriate documentation from beneficial owners, payees, and, if applicable, shareholders, as specified in your withholding agreement with the IRS, a QI does not need to attach the certificates or documentation to this form. However, to the extent you have not assumed primary Form 1099 reporting or backup withholding responsibility, you must disclose the names of those U.S. persons for whom you receive reportable amounts and that are not exempt recipients (as defined in Regulations section 1.6049-4(c)(1)(ii) or under section 6041, 6042, 6045, or 6050N). You should make this disclosure by attaching to Form W-8IMY the Forms W-9 (or substitute forms) of persons that are not exempt recipients. If you do not have a Form W-9 for a non-exempt U.S. payee, you must attach to Form W-8IMY any information you do have regarding that person's name, address, and TIN.
Withholding statement of a QI. As a QI, you must provide a withholding statement to each withholding agent from which you receive reportable amounts. The withholding statement becomes an integral part of the Form W-8IMY and, therefore, the certification statement that you sign in Part VII of the form applies to the withholding statement as well as to the form. The withholding statement must:
     1. Designate those accounts for which you act as a QI.
     2. Designate those accounts for which you assumed primary withholding responsibility under Chapter 3 of the Code and/or primary Form 1099 reporting and backup withholding responsibility.
     3. Provide information regarding withholding rate pools.
   A withholding rate pool is a payment of a single type of income, based on the categories of income reported on Form 1042-S or Form 1099 (e.g., interest, dividends), that is subject to a single rate of withholding. The withholding rate pool may be established by any reasonable method agreed upon by you and the withholding agent. For example, you may agree to establish a separate account for a single withholding rate pool or you may agree to divide a payment made to a single account into portions allocable to each withholding rate pool. You must provide the withholding rate pool information that is required for the withholding agent to meet its withholding and reporting obligations. A withholding agent may request any information reasonably necessary to withhold and report payments correctly.
   If you do not assume primary Form 1099 reporting and backup withholding responsibility, you must establish a separate withholding rate pool for each U.S. non-exempt recipient account holder disclosed to the withholding agent unless the alternative procedure is used (see below). The withholding rate pools are based on valid documentation that you obtain under your withholding agreement with the IRS or, if a payment cannot be reliably associated with valid documentation, under the applicable presumption rules.
   Alternative procedure for U.S. non-exempt recipients. If permitted by the QI withholding agreement with the IRS and if approved by the withholding agent, you may establish:
 . A single withholding rate pool (not subject to backup withholding) for all U.S. non-exempt recipient account holders for whom you have provided Forms W-9 prior to the withholding agent making any payments. Alternatively, you may include such U.S. non-exempt recipients in a zero rate withholding pool that includes U.S. exempt recipients and foreign persons exempt from non-resident alien withholding provided all the conditions of the alternative procedure are met and
 . A separate withholding rate pool (subject to 31% backup withholding) for all U.S. non-exempt recipient account holders for whom you have not provided Forms W-9 prior to the withholding agent making any payments.
   If you elect the alternative procedure, you must provide the information required by your QI withholding agreement to the withholding agent not later than January 15 of the year following the year in which the payments are paid. Failure to provide this information may result in penalties under sections 6721 and 6722 and termination of your withholding agreement with the IRS.
Updating the statement. The statement by which you identify the relevant withholding rate pools must be updated as often as is necessary to allow the withholding agent to withhold at the appropriate rate on each payment and to correctly report the income to the IRS. The updated information becomes an integral part of Form W-8IMY.

Part III -- Nonqualified Intermediary
If you are providing Form W-8IMY as a nonqualified intermediary (NQI), you must check box 10a. By checking this box, you are certifying to all of the statements on line 10a. Check box 10b if you are using this form to transmit withholding certificates or other documentation.
   If you are acting on behalf of another NQI or on behalf of a foreign partnership or foreign trust that is not a withholding foreign partnership or a withholding foreign trust, you must attach to your Form W-8IMY the Form W-8IMY of the other NQI or the foreign partnership or the foreign trust together with the withholding certificates and other documentation attached to that Form W-8IMY.
Withholding statement of an NQI. An NQI must provide a withholding statement to obtain reduced rates of withholding for its customers and to avoid certain reporting responsibilities. The withholding statement must be provided prior to a payment and becomes an integral part of the Form W-8IMY and, therefore, the certification statement that you sign in Part VII of the form applies to the withholding statement as well as to the form. The withholding statement must:
     1. Contain the name, address, U.S. TIN (if any), and the type of documentation (documentary evidence, Form W-9, or type of Form W-8) for every person for whom documentation has been received and must state whether that person is a U.S. exempt recipient, a U.S. non-exempt recipient, or a foreign person. The statement must indicate whether a foreign person is a beneficial owner or an intermediary, flow-through entity, or U.S. branch and the type of recipient, based on the recipient codes reported on Form 1042-S.
     2. Allocate each payment by income type to every payee for whom documentation has been provided. The type of income is based on the income codes reported on Form 1042-S (or, if applicable, the income categories for Form
1099). If a payee receives income through another NQI, flow-through entity, or U.S. branch, your withholding certificate must also state the name, address, and U.S. TIN, if known, of the other NQI or U.S. branch from which the payee directly receives the payment or the flow-through entity in which the payee has a direct ownership interest. If another NQI, flow-through entity, or U.S. branch fails to allocate a payment, you must provide, for that payment, the name of the NQI, flow-through entity, or U.S. branch that failed to allocate the payment.
     3. If a payee is identified as a foreign person, you must specify the rate of withholding to which the payee is subject, the payee's country of residence and, if a reduced rate of withholding is claimed, the basis for that reduced rate (e.g., treaty benefit, portfolio interest, exempt under section 501(c)(3), 892, or 895). The statement must also include the U.S. TIN (if required) and, if the beneficial owner is not an individual and is claiming treaty benefits, state whether the limitation on benefits and section 894 statements have been provided by the beneficial owner. You must inform the withholding agent as to which payments those statements relate.
     4. Contain any other information the withholding agent requests in order to fulfill its withholding and reporting obligations under Chapter 3 of the Code and/or Form 1099 reporting and backup withholding responsibility.
   Alternative procedures for NQIs. Under this procedure, you may provide information allocating a payment of a reportable amount to each payee (including U.S.-exempt recipients) after a payment is made. To use the alternative procedure you must inform the withholding agent on your withholding statement that you are using the procedure and the withholding agent must agree to the procedure.

CAUTION This alternative procedure cannot be used for payments that are allocable to U.S. non-exempt recipients.

   Under this procedure, you must provide a withholding agent with all the information required on the withholding statement (see above) and all payee documentation, except the specific allocation information for each payee, prior to the payment of a reportable amount. In addition, you must provide the withholding agent with withholding rate pool information. The withholding statement must assign each payee to a withholding rate pool prior to the payment of a reportable amount. A withholding rate pool is a payment of a single type of income, based on the income codes reported on Form 1042-S (e.g., interest, dividends), that is subject to a single rate of withholding. The withholding rate pool may be established by any reasonable method agreed upon by you and the withholding agent. For example, you may agree to establish a separate account for a single withholding rate pool, or you may agree to divide a payment made to a single account into portions allocable to each withholding rate pool. You must determine withholding rate pools based on valid documentation or, to the extent a payment cannot be reliably associated with valid documentation, the applicable presumption rules.
   You must provide the withholding agent with sufficient information to allocate the income in each withholding rate pool to each payee (including U.S. exempt recipients) within the pool no later than January 31 of the year following the year of payment. If you fail to provide allocation information, if required, by January 31 for any withholding rate pool, you may not use this procedure for any payment made after that date for all withholding rate pools. You may remedy your failure to provide allocation information by providing the information to the withholding agent no later than February 14. See Regulations section 1.1441-1.

Part IV -- Certain United States Branches
Line 11
Check the box to certify that you are either:
 . A U.S. branch of a foreign bank subject to regulatory supervision by the Federal Reserve Board or
 . A U.S. branch of a foreign insurance company required to file an annual statement on a form approved by the National Association of Insurance Commissioners with the insurance department of a state, a territory, or the District of Columbia.
   By checking the box you are also certifying that the income you are receiving is not effectively connected with the conduct of your trade or business in the United States. You must provide your EIN on line 6 of Part I.
Line 12 or 13
If you are one of the types of U.S. branches specified in the instructions for line 11 above, then you may choose to be treated in one of two ways:

     1. Check box 12 if you have an agreement with the withholding agent to which you are providing this form to be treated as a U.S. person. In this case, you will be treated as a U.S. person. Therefore, you will receive the payment free of Chapter 3 withholding but you will yourself be responsible for Chapter 3 withholding and backup withholding for any payments you make or credit to the account of persons for whom you are receiving the payment.
     2. Check box 13 if you do not have an agreement with the withholding agent to be treated as a U.S. person. Withholding statement of a U.S. branch not treated as a U.S. person. If you checked box 13, you must provide the withholding agent with a written withholding statement. The withholding statement becomes an integral part of the Form W-8IMY. The withholding statement must provide the same information outlined under Withholding statement of an NQI on page 5.

Part V -- Withholding Foreign
Partnership or Withholding Foreign Trust
Check box 14 if you are a withholding foreign partnership or a withholding foreign trust for the accounts for which you are providing this form and you are receiving the income from those accounts on behalf of your partners, beneficiaries, or owners. If you are not receiving the income on behalf of your partners, beneficiaries, or owners, do not complete Part V. Instead, complete
Part II or Part III, whichever is appropriate.
   If you are acting as a withholding foreign partnership or as a withholding foreign trust, you must assume primary withholding responsibility for all payments that are made to you for your partners, beneficiaries, or owners. Therefore, you are not required to provide information to the withholding agent regarding each partner's, beneficiary's, or owner's distributive share of the payment. If you are also receiving payments from the same withholding agent for persons other than your partners, beneficiaries, or owners, you must provide a separate Form W-8IMY for those payments.

Part VI -- Nonwithholding Foreign
Partnership, Simple Trust, or Grantor
Trust
Check box 15 if you are a foreign partnership or a foreign simple or grantor trust that is not a withholding foreign partnership or a withholding foreign trust. By checking this box, you are certifying to both of the statements on line 15. If you are receiving income that is effectively connected with the conduct of a trade or business in the United States, provide Form W-8ECI.
   If you are not receiving the income on behalf of your partners, beneficiaries, or owners, do not complete Part VI. Instead, complete Part II or
Part III, whichever is appropriate.

   If you are acting on behalf of an NQI or another foreign partnership or foreign trust that is not a withholding foreign partnership or a withholding foreign trust, you must associate with your Form W-8IMY the Form W-8IMY of the other foreign partnership or foreign trust together with the withholding certificates and other documentation attached to that other form.
Withholding statement of nonwithholding foreign partnership or nonwithholding foreign trust. You must provide the withholding agent with a written withholding statement to obtain reduced rates of withholding and relief from certain reporting obligations. The withholding statement becomes an integral part of the Form W-8IMY. The withholding statement must provide the same information outlined under Withholding statement of an NQI on page 5.

Part VII -- Certification
Form W-8IMY must be signed and dated by a person authorized to sign a declaration under penalties of perjury on behalf of the person whose name is on the form.

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Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. If you are acting in any capacity described in these instructions, you are required to give us the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.
   You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.
   The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping, 5 hr., 58 min.; Learning about the law or the form, 4 hr., 38 min.; Preparing and sending the form to IRS, 6 hr., 8 min.
   If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8IMY to this office. Instead, give it to your withholding agent.